Exhibit 99

SUNTERRA CORPORATION

CONSOLIDATED DEBTOR AND NON-DEBTOR ENTITIES

BALANCE SHEET
July 31, 2002

Total Consolidated
(Unaudited)
ASSETS:
Cash and cash equivalents	$29,241,789
Cash in escrow and restricted cash	48,937,464
Mortgages receivable, net	170,757,361
Retained interests	16,789,660
Due from related parties	6,413,316
Other receivables, net	13,174,370
Income tax refund receivable	1,004,472
Prepaid expenses and other assets	26,022,091
Investment in joint ventures	21,098,370
Assets held for sale	12,283,287
Real estate and development costs	175,653,424
Property and equipment, net	70,149,537
Intangible assets, net	36,818,184

$628,343,325

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	$55,531,307
Notes payable subject to compromise	494,747,398
Accounts payable not subject to compromise	19,919,432
Accrued liabilities	186,395,870
Notes payable not subject to compromise	213,376,862
Income taxes payable	2,731,000
Deferred income taxes	(1,832,759)

970,869,110
Stockholders’ equity	(342,525,785)

Total liabilities and equity	$628,343,325

The accompanying notes and Monthly Operating Report
are an integral part of these consolidated financial statements.
Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

SUNTERRA CORPORATION

CONSOLIDATED DEBTOR AND NON-DEBTOR ENTITIES

INCOME STATEMENT
For the Month Ended July 31, 2002

Total Consolidated
(Unaudited)
Revenues:
Vacation interests sales	$17,322,030
Interest income	2,315,605
Other income (loss)	5,552,857

Total revenues	25,190,492

Costs and operating expenses:
Vacation interests cost of sales	3,809,516
Advertising, sales and marketing	10,728,867
Provision for doubtful accounts	503,619
Loan portfolio expenses	1,170,781
Maintenance fees and subsidies	823,590
General and administrative	5,871,037
Depreciation and amortization	1,042,580
Resort property asset writedowns	—

Total costs and operating expenses	23,949,990

Income (loss) from operations	1,240,502
Interest expense	1,027,081
Restructuring costs	245,395
Realized (gain) on available-for-sale securities	—
Equity (gain) on investment in joint ventures	(470,070)
Bankruptcy expenses:
Loss/(Gain) on Sale of Assets	109,022
Interest (Income)	(17,648)
Professional Services	5,736,692
Extraordinary item	(7,026,301)

Income (loss) before provision for taxes	1,636,331
Provision for income taxes	419,765

Net income (loss)	$1,216,566

The accompanying notes and Monthly Operating Report
are an integral part of these consolidated financial statements.
Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

IN RE:	)	Case No. 00-5-6931-JS through
SUNTERRA CORPORATION et al.,	)	00-5-6967-JS, 00-5-8313-JS
	)	(Chapter 11)
Debtors	)	(Jointly Administered under Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month July 1 through July 31, 2002

FINANCIAL BACKGROUND INFORMATION

1.  ACCOUNT STATUS:    Cash                            Accrual           X

2.  PREPARER:    State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

James Anderson, Vice President
1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000

3.  EMPLOYEE INFORMATION:

Number of employees paid this period:	1,322

Current number of employees	1,322

Gross monthly payroll:
Officers, directors and principals	$210,897

Other employees	$3,140,257

All post-petition payroll obligations including payroll taxes are current. Exceptions:	None

4.  Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes                No      X    . If yes, explain:

5.  Are all BUSINESS LICENSES or BONDS current?

     Yes      X      No                Not Applicable

6.  PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

Collected this Period	$
Ending Balance	$

7.  POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

     0-30 Days:  $                  31-60 Days:  $                  Over 60 Days:  $

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies. ? Yes                No              .

Note:

The majority of Accounts Receivable consists of Mortgages Receivable. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information.

8.  POST-PETITION ACCOUNTS PAYABLE:
     0-30 Days: $1,369,421 31-60 Days: $212,078 Over 60 Days: $2,241,309

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Note:

Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.  TAXES: Are all taxes being paid to the proper taxing authorities when due?
     Yes      X      No              . See Note below

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:

There have been no changes to the escrow of payroll taxes as originally presented in the June 2000 MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10.  BANK ACCOUNTS: Have you changed banks or any other financial institution during this period:
       Yes      X      No

       If yes, explain: See Attachment D

11.  Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current?
       Yes      X      No              .

       If no, explain:

12.	INSURANCE: Policy expiration dates: See Attachment B

Auto and Truck	Liability
Fire	Workers Comp
Other	Expires:

13.	ACTIONS OF DEBTOR. During the last month, did the Debtor:
(a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes                No      X    .

If yes, explain:

OR consent to relief from the automatic stay (Section 362)? Yes                No      X    .

If yes, explain:

(b)  Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes      X      No

If no, explain:

14.
TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes                No      X    .

If yes, explain:

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets.

Type of Motion

See Attachment A.

Brief Description of Asset

See Attachment A.

Projected Income

See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached.
Yes:      X      See Attachment A.

15.  PAYMENTS TO SECURED CREDITORS during Reporting Period:

Creditor	Frequency of Payments per Contract	Amount of Each Payment	Next Payment Due	Post-Petition Pmts. Not Made No. Amt
Finova		None
Union Bank of California		$2,930,982 principal and interest
98-A Securitization		$1,440,293 principal and interest
99-A Securitization		$1,573,327 principal and interest
99-B Securitization		$919,944 principal and interest
Greenwich Capital		$166,618,336
Bank of America		$12,300,000
Key Global Finance		$28,146
GE Capital (Matrix leases)		$83,333
Matrix Funding		$18,899
Cypress Land Loans		None
Societe General (Barton Capital)		$1,155,840 principal and interest

16.  PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional Name	Type of Service Rendered	Fees Paid
ADP Investor Communication Service	Legal Fees	2,547
Bankruptcy Services LLC	Professional Fees	24,284
Bell Boyd Lloyd LLC	Legal Fees	4,022
Challenger, Gray & Christmas	Professional Fees	42,000
Chanin Capital Partners	Professional Fees	123,348
DeConcini McDonald Yetwin Lacy	Legal Fees	9,346
Dewey Ballantine LLP	Legal Fees	1,972
Ernst & Young	Professional Fees	39,505
Eversheds	Professional Fees	984
Fairplay International Trust NV	Legal Fees	2,500
Fleishman, David M	Legal Fees	791
Fried, Frank, Harris, Shriver	Legal Fees	103,282
Hale Lane Peek Dennison Howard & Anderson	Legal Fees	114
Holland & Knight LLP	Legal Fees	480,950
Isherwood & Isherwood, P.C.	Legal Fees	2,965
Jay Alix & Assoc.	Professional Fees	653,569
Jeffries & Co.	Professional Fees	60,970
Johnson, Murrell & Case	Legal Fees	3,455
Kobayashi Sugita & Goda	Legal Fees	14,577
KPMG	Professional Fees	491,186
Larry Snyder & CO	Professional Fees	379,828
Lexwell	Legal Fees	15,577
Maymi & Rivera Fourquet P S C	Legal Fees	640
Needle Rosenberg	Legal Fees	3,091
Page, Mracheck, Fitzgerald & Rose	Legal Fees	815
Paul, Hastings, Janofsky	Legal Fees	24,424
Piper Rudnick	Professional Fees	122,445
Plante & Moran, LLP	Professional Fees	17,750
Porte Advertising	Professional Fees	24,612
Quantum Consulting Group LLP	Legal Fees	8,693
Schreeder Wheeler & Flint LLP	Legal Fees	13,784
Shapiro, Sher, Guinot	Legal Fees	51,274
Stoops & Kloberdanz PLC	Legal Fees	4,788
The Styron Law Firm	Legal Fees	139
Whiteford Taylor & Preston	Legal Fees	369,985
Willkie Farr & Gallagher	Legal Fees	187,478
Wolcott Rivers Wheary Basnight & Kelly, PC	Legal Fees	683

	Legal & Professional	$3,288,374

17.  QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
Monthly Disbursements:	For the month of July:
(calendar quarter)	Quarter 2 fees paid $63,250

VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The financial information submitted herein has not been audited and is subject to revision and adjustment. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather the Debtors’ current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:	September 27, 2002

DEBTOR IN POSSESSION

By:	/s/ JAMES F. ANDERSON

Name/Title:	James F. Anderson, Vice President

Address:	1781 Park Center Drive, Orlando, Florida 32835

Telephone:	(407) 532-1000

REMINDER: Attach copies of debtor in possession bank statements.

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

ATTACHMENT A

TO MONTHLY OPERATING REPORT
SUNTERRA CORP., ET AL.,
July, 2002

The following motions to sell assets of the Debtors were pending during the month of July, 2002:

Motion for Approval of Sale of Real Property and Related Assets Free and clear of Liens and Encumbrances and Payment of Brokerage Commission in Connection With Sale (Coral Sands Resort of Miami) (filed June 11, 2002) (Order entered July 29, 2002).

Also in July, 2002, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk’s Office).

The Debtors may also have disposed of certain assets in the ordinary course of business in July, 2002.

Attachment B

Sunterra Resorts Policy Register 2002—2003

Type of Coverage	Company & Policy Number	Policy Period	Limits/Deductible	Premium	Comments
Primary General Liability	American Safety Risk Retention XG1021798002	3/1/02-2/28/03	$2,000,000 Aggregate per location; $2,000,000 Products/ Completed Operations Aggregate; $1,000,000 Personal & Advertising Injury; $1,000,000 Each Occurrence; $50,000 Fire Legal; $1,000,000 EBL; $1,000,000 Liquor Liability; $5,000 Deductible	$492,356	McGriff Broker Covers all Sunterra Corp’s. locations except Lake Arrowhead, Hawaii resorts and St. Maarten resorts
General Liability Stop Loss Aggregate Fund	American Safety Risk Retention	3/1/02-2/28/03	Covers $5,000 per occurrence deductible on the primary G/L policy for 12 months	$160,000	McGriff Broker
Umbrella Policy	Lexington Ins. Co. (AIG) #5641161& American Home (AIG) #7413933	3/1/02-2/28/03	$20M each occurrence/$20M aggregate where applicable; Excess of scheduled underlying policy(ies) Auto, GL & DIC	$271,893	Rated A++XV
Excess Liability Policy	Ohio Casualty Insurance Co. BCO0352824758	3/1/02-2/28/03	$25M each occurrence/ $25M aggregate where applicable; Excess of $25M each occurrence/ $25M aggregate Auto, GL & DIC	$50,000	Rated AXI
Foreign Liability DIC General Liability Cover	Royal & Surplus Lines Ins. Co.	3/1/02-2/28/03	$1,000,000 Commercial GL; $1,000,000 Contingent Auto Liability; $1,000,000 Employers Liability	$99,654	Covers claims brought against Sunterra Corp. and subsidiaries for claims/ accidents occurring outside the USA which are litigated/ filed in the USA. Rated A++XV
Property Policy	Lloyds of London 168601N & Royal Surplus Lines	3/1/02-2/28/03	$2.5 million annual aggregate	$1,579,560	McGriff Broker Covers all Sunterra Corp’s. owned or managed resorts, except for the St. Maarten resorts, Marc Resorts & Kaanapali, HI
Property Policy	Steadfast Insurance Co. Policy # SPP370051000	3/1/02-2/28/03	$2.5 million excess of $2.5 million annual aggregate for all perils, separately for Flood and Earthquake	$732,309
McGriff Broker
Excess property covers 2nd layer; $5 million in combined property, business interruption and continuing expenses coverage. This policy will drop down and become primary if the above policy limits are exhausted.

Property Policy	Westchester Surplus Lines Insurance Co. WXA6637731	3/1/02-2/28/03	$20 million excess of $2.5 million per occurrence, which in turn excess of $2.5 million annual aggregate for all perils annually, separately for Flood and Earthquake	$490,678	McGriff Broker Excess property covers 3rd layer; $25 million in combined property, business interruption and continuing expenses coverage

Attachment B

Sunterra Resorts Policy Register 2002—2003

Type of Coverage	Company & Policy Number	Policy Period	Limits/Deductions	Premium	Comments
Property Policy	Royal Surplus Lines— TKHD323436	3/1/02- 2/28/03	$50 million excess $22.5 million except California Earthquake ($25 million excess $22.5 million per occurrence, which in turn excess of $2.5 million annual aggregate for all perils)	$ 165,198	McGriff Broker Excess property 4th layer; $75 million in combined property, business interruption and continuing expenses coverage
Property Policy	Commonwealth Insurance Company CLP 10528	3/1/02- 2/28/03	$5 million excess of $5 million per occurrence for wind, hail and flood USVI	$ 157,980	Wind Flood Hail Coverage for U.S. Virgin Islands
Boiler and Machinery Coverage	Travelers Insurance Company #BMGM5J273K 099611L01	3/1/02- 2/28/03	$50,000,000	$ 9,000	McGriff Broker Covers all Sunterra Corp.’s locations and resorts except St. Maarten and Lake Arrowhead; $45 million excess of the primary Lloyds property policy.
Professional Liability E&O	Philadelphia Indemnity HCL2002942	6/1/01- 7/29/02	$5,000,000 $10,000 deductible	$ 84,802
Professional Liability E&O	Philadelphia Indemnity PHSD009932	7/29/02- 7/29/05	$5,000,000 $10,000 deductible	$ 148,403	Three Year extending reporting period on Policy HCL2002942
Professional Liability E&O	Philadelphia Indemnity PHSD0341	7/29/02- 7/29/03	$5,000,000 $10,000 deductible	$ 99,290
Workers Compensation All Other States	United States Fire Ins. Co. 4085200512	6/15/02- 6/15/03	$1,000,000 Limit per Accident; $1,000,000 Disease policy limit; $1,000,000 Disease—each employee	$1,003,000	Insurance Office of America Covers all states except Hawaii, Nevada, Washington & USVI
Workers Compensation Hawaii	TIG Insurance WCN 80399061	6/15/02- 6/15/03	$1,000,000 Limit per Accident; $1,000,000 Disease policy limit; $1,000,000 Disease—each employee	$ 365,475	Marsh Honolulu broker Coverage Hawaii locations, Marc, Embassy Poipu, Kaanapali and Sunterra Pacific resorts
HOA D&O Policy	National Union Fire Insurance Co. #874-50-79	11/1/01- 11/1/02	Various limits-see schedule $5,000 deductible		Marsh Broker Individual D&O policies for HOA Boards
				$ 5,831	AOAO Poipu Point $2 million
				$ 6,248	AOAO Hawaiian Monarch $3 million
				$ 2,499	Breakers of Ft. Lauderdale Condo Assoc. $2 million
				$ 3,000	Bent Creek Golf Village Condo Assoc. Inc. $2 million
				$ 2,000	Carambola Beach Resort Owners Assoc. Inc. $2 million
				$ 2,000	Coral Sands of Miami Beach Timeshare Assoc. Inc. $2 million
				$ 2,499	Gatlinburg Town Square Resort Condo II Assoc. $2 million

Attachment B

Sunterra Resorts Policy Register 2002—2003

Type of Coverage	Company & Policy Number	Policy Period	Limited/Deductible	Premium		Comments
HOA D&O Policy— Continued	National Union Fire Insurance Co. #874-50-79	11/1/01- 11/1/02	Various limits-see schedule $5,000 deductible			Marsh Broker Individual D&O policies for HOA Boards
					$2,499	Gatlinburg Town Square Members Assoc. $2 million
					$2,499	Gatlinburg Town Square Master Assoc. $2 million
					$2,499	Grand Beach Resort Condo Assoc. $2 million
					$3,000	Greensprings Plantation Resort Owners Assoc. $2 million
					$2,499	Lake Tahoe Vacation Ownership Resort Owners’ Assoc. $2 million
					$1,666	Mountain Meadows Timeshare Owners’ Assoc. $2 million
				$	,,565	Plantation at Fall Creek Condo Assoc. $2 million
					$1,666	Poipu Point Vacation Owners’ Assoc. $2 million
					$2,499	Polynesian Isles Resort Condo IV Assoc. $2 million
					$1,666	Polynesian Isles Resort Master Assoc. $2 million
					$1,666	Polynesian Isles Resort Condo Assoc. $2 million
					$5,000	Powhatan Plantation Owners Assoc. $2 million
					$3,000	The Ridge on Sedona Golf Resort Owners’ Assoc. $2 million
					$3,000	Ridge Pointe Property Owners Assoc. $2 million
					$5,000	Scottsdale Villa Mirage Resort Owners’ Assoc. $2 million
					$3,000	Sedona Springs Resort Owners’ Assoc. $2 million
					$2,499	Sedona Summit Resort Owners’ Assoc. $2 million
					$2,000	Town Village Resort Condo Assoc., Inc. $2 million
					$4,165	Scottsdale Villa Mirage Resort Condo Assoc. Inc. $2 million
					$12,750	Vacation Timeshare Owners Assoc. $5 million
					$1,666	Villas de Santa Fe Condo Assoc. $2 million
					$1,666	Villas on the Lake Owners Assoc. $2 million
					$3,000	Kaanapali Beach Vacation Resort $2 million
					$10,000	Kaanapali Beach Vacation Resort AOAO $2 million

Attachment B

Sunterra Resorts Policy Register 2002—2003

Type of Coverage	Company & Policy Number	Policy Period	Limits/Deductible	Premium	Comments
HOA D&O Policy—Continued	National Union Fire Insurance Co. #874-50-79	11/1/01-11/1/02	Various limits-see schedule $5,000 deductible		Marsh Broker Individual D&O policies for HOA Boards
				$2,000	The Savoy on South Beach Condo Assoc. $2 million
				$3,000	San Luis Bay Inn Timeshare Assoc. $2 million
				$4,165	Cypress Pointe II Condo Assoc. Inc. $2 million
				$2,499	Cypress Pointe Resort at Lake Buena Vista Condo Assoc. Inc. $2 million
				$2,499	Highlands at Sugar Owners’ Assoc. Inc. $2 million
				$1,666	Villas of Sedona Owners Assoc., Inc. $2 million
				$3,246	The Tahoe Beach & Ski Owners Assoc., $2 million
				$2,499	The Ridge on Sedona Golf Resort Condo Assoc., $2 million
				$2,499	Royal Dunes Beach Villas at Port Royal Resort Owners Assoc., Inc. $2 million
				$1,666	Sedona Springs Resort Owners Assoc., $2 million
				$1,666	Villas at Poco Diablo Assoc., Inc. $2 million
Corporate Directors & Officers Liability	Greenwich Insurance Policy #ELU-83003-02	1/27/02-1/27/03	$25,000,000	$450,000	Marsh Broker Extended period of reporting coverage for D&O policy that expired 1/27/01
Corporate Directors & Officers Liability	Genesis Insurance Co. Policy #YXB002299A	1/27/02-7/29/02	Primary $5,000,000	$647,000	Marsh Broker
Corporate Directors & Officers Liability	Genesis Insurance Co. Policy #YXB002299A	7/29/02-7/29/08	Primary $5,000,000	$971,897	Six-year tail on policy that termed on the effective date
Corporate Directors & Officers Liability	Greenwich Insurance Co.	1/27/02-7/29/02	$20,000,000 X $5,000,000	$700,000
Corporate Directors & Officers Liability	Greenwich Insurance Co. #ELU82174-02	1/27/02-7/29/08	$20,000,000 X $5,000,000	$1,050,700	Six-year tail on policy that termed on the effective date
Corporate Directors & Officers Liability	Greenwich Insurance Policy #ELU-83511-02	7/29/02-7/29/03	Primary $5,000,000	$250,000	New Entity Coverage
Corporate Directors & Officers Liability	Rock River Insurance Co. 25RRDOX0249400	7/29/02-7/29/03	$5,000,000 X $5,000,000	$228,800	New Entity Coverage

Attachment B

Sunterra Resorts Policy Register 2002—2003

Type of Coverage	Company & Policy Number	Policy Period	Limits/Deductible	Premium	Comments
Corporate Directors & Officers Liability	Liberty Mutual Ins. Co. 078475-012	7/29/02-7/29/03	$5,000,000 X $10,000,000	$193,000	New Entity Coverage
Corporate Directors & Officers Liability	Greenwich Ins. Policy #ELU83513-02	7/29/02-7/29/03	$10,000,000 X $15,000,000	$350,000	New Entity Coverage
Employment Practices Liability	Lexington #1052315	4/8/02-7/29/02	$15,000,000 each insured event limit; $15,000,000 total aggregate policy period limit $100,000 deductible	$496,000 (does not include E&S or other applicable taxes)	Marsh Broker
Employment Practices Liability	Lexington #1321151	7/29/02-7/29/08	$15,000,000 each insured event limit; $15,000,000 total aggregate policy period limit $100,000 deductible	$1,091,178	Six-year tail on policy that termed on the effective date
Employment Practices Liability	Lexington #1321373	7/29/02-7/29/03	$15,000,000 each insured event limit; $15,000,000 total aggregate policy period limit $100,000 deductible	$338,000	New Entity Coverage
Pension/ Fiduciary Liability Policy	Indian Harbor Insurance Co. ELU 83510-02	7/29/02-7/29/03	$10,000,000 aggregate per policy period $50,000 retention	$78,000	Covers 401k & benefits plan liability
Sunterra Automobile Policy & Garage-keepers	St. Paul Fire & Marine CA00101153 CA00101154 FL CA00101152 Va CA00101155 USVI	4/09/02-5/29/03	$1,000,000 single limit; $5,000 per accident deductible; $200,000 garage keepers liab. $2,500 GK Collision deductible; $500 GK Comprehensive deductible	$70,734 AOS $16,464 FL $29,941 Va $865 USVI	Policy was extended 4/9/02-5/29/02
Marina Operators Liability	Commercial Union Insurance CZJH20890	5/1/02-5/1/03	$1,000,000 protection and indemnity $1,000,000 rental liability $100,000 per vessel Bailees $1,000,000 per occurrence Bailees $1,000 deductible	$20,100	McGriff Broker Plantation at Fall Creek, Villas on the Lake, Powhatan Plantation Campground and Marina
Bent Creek Golf Course Policy	Northland Ins. Co. GP100155	10/22/01-10/ 22-02
Blanket Crime Policy	National Union Fire Insurance Co. of Pittsburgh, PA #005-697-240	9/1/02-9/1/03	$3,000,000 $25,000 deductible	$44,395	Marsh Broker Covers all Sunterra Corp. locations and managed locations
Crime Policy—Lake Tahoe Vacation Resort Owners Assoc.	National Union 874-66-19	12/22/01-12/ 22-02	Employee Dishonesty Coverage $1,130,000 $2,500 per loss	$2,700	Marsh Broker
St. Maarten Property Insurance	Allianz Royal Nederland 5135192B0001	7/12/02-7/12/03	$43,603,000 loss limit $10,000 deductible per occurrence; 2% TIV deductible for flood and wind	$1,206,092	McGriff Atlanta

Attachment B

Sunterra Resorts Policy Register 2002—2003

Type of Coverage	Company & Policy Number	Policy Period	Limits/Deductions	Premium	Comments
Boiler & Machinery St. Maarten	Travelers Insurance Company BMG532X4032	7/12/02-7/12/03	$30,000,000	Included in Property premium	McGriff Atlanta
Foreign Liability Contingent Automobile Liability, Garagekeepers, Innkeepers St. Maarten	Zurich Forskiring 5135486V0001	8/11/01-1/1/03	$1,000,000 aggregate $500,000 each occurrence $1,000,000 fire legal $1,000,000 liquor liability	$20,837	McGriff Atlanta
Business Travel Accident Policy	Unum Policy # GTA 23207	5/01/02-5/01/03	$5,000,000 aggregate limit of liability	$3,024	Aon Consulting, Inc.
Basic Life Insurance	Prudential Healthcare Contract #76976	1/01/02-12/31/02	1 X Salary to $1,000,000		Aon Consulting, Inc.
Supplemental Life Insurance	Prudential Healthcare Contract #76976	1/01/02-12/31/02	1,2, or 3 X Salary to $1,000,000		Aon Consulting, Inc.
AD&D	Prudential Healthcare Contract #76976	1/01/02-12/31/02	50% to $100,000		Aon Consulting, Inc.
Short Term Disability	Prudential Healthcare Contract #76976	1/01/02-12/31/02	60% to $1,000		Aon Consulting, Inc.
Long Term Disability	Prudential Healthcare Contract #76976	1/01/02-12/31/02	50% to $10,000		Aon Consulting, Inc.
Dental	MetLife Contract #300151 (insured)	1/01/02-12/31/02	$50/$150 deductible; $1,500 annual maximum; $50 orthodontia deductible; $2,000 orthodontia maximum		In-Network: 100% / 80% / 50% / 50% Out-of-Network: 80% / 60% / 30% / 50%

Attachment D

SUNTERRA CORPORATION ET AL., DEBTORS

Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of July 31, 2002

Property Name	Acct. Title	Bank Name	Bank Account #	ABA#
Bent Creek	Bent Creek Golf Course	Mountain National Bank	104006440
Coral Sands	SWF E/A for Signature Resorts Inc. (Coral Sands Resort)	Bank of America	003064479205	063100277
Coral Sands	Coral Sands Resort	Harbor Bank	0140420282	051405463
Cypress Pointe	SWF for Sunterra Corp. (Cypress Pointe) Escrow	First Union National Bank	2000004380326	063107513
Cypress Pointe	Petty Cash—Spiffs	First Union National Bank	2090000321205	063000021
Cypress Pointe	Cypress Pointe Resort II	Harbor Bank	0140420209	51405463
EVR Grand Beach	SWF E/A for Grand Beach Resort LP	Bank of America	003064413944	063000047
EVR Grand Beach	Petty Cash—Resort Marketing	First Union National Bank	2090000740365	063000021
EVR Lake Tahoe	Lake Tahoe Resort Partners, LLC	Wells Fargo Bank	0059011684	121000248
EVR Lake Tahoe	RMI, Inc. Lake Tahoe Payroll Acct	Wells Fargo Bank	0901069161	121000248
EVR Lake Tahoe	Resort Marketing International	Wells Fargo Bank	0901069187	121000248
EVR Tahoe	Embassy/Lake Tahoe Sunterra Escrow Trust	Chicago Title Ledger	415-9566587
Fall Creek	SWF LLP E/A for Sunterra Corporation (Plantation at Fall Creek)	Bank of America	002863355107	081000032
Fall Creek	SWF LLP E/A for Signature Resorts Inc.(Sunterra-Branson)	Commercial Fed Bank	000055546341	304072080
Flamingo	SWF E/A for AKGI-St Maarten NV	First Union National Bank	2090001067487	063000021
Flamingo	SWF	First Union National Bank	2090001067487	63000021
Flamingo Beach	French Franc's	Banque Francaise Commerciale	60214839088	N/A
Flamingo Beach	French Usds	Banque Francaise Commerciale	60639999040	N/A
Flamingo Beach	Developer	First Union National Bank	2000009376937	063000021
Flamingo Beach	Payroll Usd	Windward Island Bank	20018002	N/A
Flamingo Beach	Operating	Windward Island Bank	20018100	N/A
Flamingo Beach	Merchant	Windward Island Bank	20018209	N/A
Flamingo Beach	Payroll Naf	Windward Island Bank	20145702	N/A
Gatlinburg (Bent Creek)	IES E/A for Bent Creek	Bank First	04806220	064204198
Gatlinburg (Town Square)	IES E/A for Town Square	Bank First	04806476	064204198
Gatlinburg (Town Village)	IES E/A for Town Village	Bank First	04807618	064204198
Greensprings	Greensprings Associates Escrow Account	Bank of America	004130354431
Harbour Lights	Resort Mktg. Intl. Harbour Lights Trust Acct.	Wells Fargo Bank	0087-588356	14003
Northern VA Sales Ctr.	Springfield Escrow Account	Bank of America	004112989829
Polynesian Isles	SWF E/A for Polynesian Isles	First Union National Bank	2000001995578	063000021
Powhatan	Powhatan Associates Escrow Account	Bank of America	004112989170
Ridge at Sedona	IES, Inc. Escrow Agent for The Ridge	Bank of America	252-962160	122101706

Attachment D

SUNTERRA CORPORATION ET AL., DEBTORS

Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of July 31, 2002

Property Name	Acct.Title	Bank Name	Bank Account #	ABA#
RMI Orlando	Resort Marketing International Inc Operating Account	First Union National Bank	2000010996380	063000021
Roundhill—Tahoe	RMI, Inc. Brokers Acct.	Wells Fargo Bank	2002871663	121000248
Royal Dunes	Port Royal Resort LP-SWF Attorney/Escrow Agent	First Union National Bank	2010000250673	053207766
Royal Palm	SWF E/A for AKGI-St Maarten NV	First Union National Bank	2090001067490	063000021
Royal Palm	SWF E/A for AKGI-St Maarten NV	First Union National Bank	2090001067490	63000021
Royal Palm	Payroll Usd	Windward Island Bank	20017103	N/A
Royal Palm	Operating	Windward Island Bank	20017201	N/A
Royal Palm	Merchant	Windward Island Bank	20017310	N/A
Royal Palm	Payroll Naf	Windward Island Bank	20145604	N/A
San Luis Bay	San Luis Bay Trust	Wells Fargo Bank	0468864627	121000248
Santa Fe	Santa Fe EscrowTerritorial Title & Abstract	Bank of America	004271416775	107000327
Santa Fe	IES, Inc. Escrow agent for Villas de Santa Fe	Bank of America	004676660029	122101706
Santa Fe	IES, Inc. E/A for Sunterra Corp.(Villas de Santa Fe	Wells Fargo Bank	1353128272
Scottsdale	IES, Inc. Escrow Agent for Scottsdale Villa Mirage	Bank of America	252-962179	122101706
Scottsdale Villa Mirage	Resort Marketing Int'l	Bank One Arizona	2017-4235	122100024
Scottsdale Villa Mirage	Resort Marketing Int'l	Bank One Arizona	2017-4307	122100024
Scottsdale Villa Mirage	All Seasons Realty Inc SVM Function & Activities	Bank One Arizona	2323-6529	122100024
Scottsdale Villa Mirage	Scottsdale Villa Mirage Gifting	Bank One Arizona	2364-5629	122100024
Scottsdale Villa Mirage	Scottsdale spiff		0441-4497
Sedona Properties	All Seasons—Legal Acct.	Bank One Arizona	0768-8821	122100024
Sedona Properties	All Seasons Realty-Activities Clearing Acct	Bank One Arizona	0768-9453	122100024
Sedona Properties	All Seasons Realty Inc-Functions Acct	Bank One Arizona	1005-8089	122100024
Sedona Properties	RMI Comm	Bank One Arizona	2363-9077	122100024
Sedona Properties	Ridge at Sedona Golf Resort—Sedona Golf Resort Spiffs Acct.	Bank One Arizona	2750-9886	122100024
Sedona Properties	Ridge at Sedona Golf Resort—Sedona Springs Spiffs Acct	Bank One Arizona	2750-9907	122100024
Sedona Properties	RMI Payroll	Bank One Arizona	2751-0916	122100024
Sedona Properties	All Seasons Resorts Inc.—gifting	Bank One Arizona	634180335	122100024
Sedona Springs	IES, Inc. Escrow Agent for Sedona Springs	Bank of America	252-962208	122101706
Sedona Summit	IES, Inc. Escrow Agent for Sedona Summit	Bank of America	252-962195	122101706
St. Croix—Carambola	Hotel Merchant	The Bank of Nova Scotia	856-18	101606216
St. Croix—Carambola	Capital Reserve	The Bank of Nova Scotia	962-10	101606216
St. Croix—Carambola	Hotel Operating	The Bank of Nova Scotia	965-12	101606216
Steamboat Ph II	Brokerage Trust Account	Vectra Bank	4810007148	20031
Sunterra Corporation	Signature Resorts Inc	Fidelity Investments	0059-0080390248	021000018

ATTACHMENT D

SUNTERRA CORPORATION ET AL., DEBTORS

Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of July 31, 2002

Property Name	Acct. Title	Bank Name	Bank Account #	ABA #
Sunterra Corporation	Sunterra Corporation- Operating	First Union National Bank	2000008319856	063000021
Sunterra Corporation	Sunterra Corporation, Credit Card	First Union National Bank	2000008319869	063000021
Sunterra Corporation	Sunterra Corporation-Payroll	First Union National Bank	2.00001E+12	063000021
Sunterra Corporation	International Timeshares SWF E/A for International Timeshares Inc.	First Union National Bank	2.09E+12	063000021
Sunterra Corporation	Signature Resorts Inc	First Union National Bank	2090002393011	063000021
Sunterra Corporation	Sunterra Corporation	Salomon Smith Barney	224-90675-1-9-315	021000021
Sunterra Corporation	International Timeshares—Timeshare Closing Services, Inc.-Sunterra Escrow Account	SunTrust Bank	0766766226205
Sunterra Escapes	Sunterra Corp Escapes	Bank One Arizona	634960702
Sunterra Finance	Concord Concentration Account	Bank One Arizona	0311-2294	122100024
Sunterra Finance	Sunterra Financial Services, Inc.—Imprest	Nevada National Bank	122400779&0012085638
Tahoe Ridgepointe	RDI Escrow Trust Fund Account	Wells Fargo Bank	4159566587	121000248
Villas at Poco Diablo	IES, Inc. Escrow Agent for Villas at Poco Diablo	Bank of America	252-962216	122101706
Villas de Santa Fe	Cas Master Operating	Wells Fargo Bank	064-4525602
Villas de Santa Fe	Cash master Payroll	Wells Fargo Bank	064-4525628
Villas de Santa Fe	Villas de Santa Fe Gifting	Wells Fargo Bank	1353-128239
Villas de Santa Fe	Villas de Santa Fe RMI Commission Account	Wells Fargo Bank	1353-128613
Villas de Santa Fe	Villas de Santa Fe SpiffAccount	Wells Fargo Bank	1353-128624
Villas of Sedona	IES, Inc. Escrow Agent for Villas of Sedona	Bank of America	252-962187	122101706
Villas on the Lake	IES, Inc. Escrow Agent for Villas on the Lake	Bank of America	004771161038	111000025
Virginia—RMI	Resort Marketing International Inc./ RMI VA	First Union National Bank	2000010996403	063000021

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity	Total Consolidated Sunterra Corporation
Bankruptcy filing number
ASSETS:
Cash and cash equivalents	$14,633,865
Cash in escrow and restricted cash	13,092,117
Mortgages receivable, net	152,528,526
Retained interests	16,789,660
Intercompany receivable	86,269,923
Due from related parties	2,507,458
Other receivables, net	9,344,182
Income tax refund receivable	1,004,472
Prepaid expenses and other assets	21,905,653
Investment in joint ventures	250,000
Assets held for sale	12,283,287
Real estate and development costs	141,999,340
Property and equipment, net	34,585,410
Intangible assets, net	9,161,569

$516,355,462

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	$55,450,191
Notes payable subject to compromise	494,747,398
Accounts payable not subject to compromise	11,767,516
Accrued liabilities	125,858,553
Notes payable not subject to compromise	212,915,990
Income taxes payable	—
Deferred income taxes	(1,719,759)

899,019,889
Stockholders’ equity	(382,664,427)

Total liabilities and equity	$516,355,462

Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity	Total Consolidated Sunterra Corporation
Bankruptcy filing number
Revenues:
Vacation interests sales	$9,502,588
Interest income	2,063,973
Other income (loss)	1,674,510

Total revenues	13,241,071

Costs and operating expenses:
Vacation interests cost of sales	2,501,961
Advertising, sales and marketing	5,831,987
Provision for doubtful accounts	505,143
Loan portfolio expenses	1,114,046
Maintenance fees and subsidies	1,245,567
General and administrative	2,626,936
Depreciation and amortization	618,830

Total costs and operating expenses	14,444,470

Income (loss) from operations	(1,203,399)
Interest expense	1,011,183
Restructuring costs	245,395
Realized (gain) on available-for-sale securities	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses:
Loss/(Gain) on Sale of Assets	109,022
Interest (Income)	(17,648)
Professional Services	5,736,692
Extraordinary item	(7,026,301)

Income (loss) before provision for taxes	(1,261,742)
Provision for income taxes	—

Net income (loss)	$(1,261,742)

Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

	Total Consolidated Sunterra Corporation
Beginning Cash Balance	$7,636,723	(a)
Interest Income on full DIP draw	17,793
Deposit/Collection:
Encore	31,888
Escapes	111,599
Rental Income	424,519
Tour Sales	556,373
Closing Costs	9,609
Operating Refunds	(21,424)
Golf Course Revenues	210,814
Escrow Funds	2,781,915
Sunterra’s Collections on Mortgages Receivable	4,723,460
Sunterra Finance Servicing Fee Income	82,640
Employee Payroll Deduction Reimbursement	143,993
Non-Debtor Reimbursements	263,458

Subtotal-Deposit/Collection Inflows	9,336,637
Resort Operating & Payroll Balances (added back)	4,813,358
Other:
Asset Sales	—
DIP Financing	28,217,905
Other	711,584

Total Cash Inflows	43,079,484

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Total Consolidated Sunterra Corporation
Outflows:
Operating-Corporate	3,026,166
Operating-Sunterra Finance	738,966
Operating-Premier	7,767
Operating-Carlsbad	7,698
Operating-Resorts	2,331,477
Payroll-Corporate	548,901
Payroll-Sunterra Finance	377,980
Payroll-Premier	302,795
Payroll-Carlsbad	19,892
Payroll-Resorts(S&W)	2,071,420
Commissions-Post	1,047,691
HOA Subsidies & Maintenance Fees	1,142,560
Health Claims	472,735
Workers’ Comp./GL Premiums	85
Insurance—Coverage Premiums	1,063,894
IT Equipment Lease	130,378
Professional Fees	2,662,506
DIP Financing Fees	3,363,116
Exit Financing Fees	4,500,000
Restricted Cash Transfers	(5,257,593)

Total Cash Outflows	18,558,434
Capital Expenditures and Maintenance:
Construction	1,333,194
Hurricane Repairs	—
Interest:
Interest Expense on D.I.P.	959,732
Other:
LSI/FNB Loan Repayment	15,230,982
Other	—

Total Cash Outflows	36,082,341

Ending Cash Balance	14,633,865
Non Cash Adjustments	—

Balance per Cash Flow	$14,633,865

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Total Consolidated Sunterra Corporation
Reconciliation:
Bank Balances:
First Union	3,337,914
Salomon Smith Barney	9,600,501
Resort Cash Accounts	2,348,826

Total Bank Balances	15,287,241
Less Outstanding Checks	(653,376)

Total Cash per Balance Sheet	$14,633,865

Difference	(0)

Notes to Debtor’s Cash Flow:

a) Beginning cash balance includes Corporate Cash only

The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Sunterra Corporation 00-5-6931-JS
ASSETS:
Cash and cash equivalents	$10,084,147
Cash in escrow and restricted cash	3,240,231
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	320,025,815
Due from related parties	(308,214)
Other receivables, net	2,212,541
Prepaid expenses and other assets	6,180,856
Investment in joint ventures	250,000
Real estate and development costs	52,587,841
Property and equipment, net	17,111,292
Intangible assets, net	9,161,569

$420,546,078

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	39,766,379
Notes payable subject to compromise	482,454,834
Accounts payable not subject to compromise	7,107,242
Accrued liabilities	29,911,316
Notes payable not subject to compromise	194,826,001
Deferred income taxes	(1,719,759)

752,346,013
Stockholders’s equity	(331,799,935)

Total liabilities and equity	$420,546,078

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Sunterra Corporation 00-5-6931-JS
Revenues:
Vacation interests sales	$1,842,389
Interest income	—
Other income (loss)	469,520

Total revenues	2,311,909

Costs and operating expenses:
Vacation interests cost of sales	421,256
Advertising, sales and marketing	1,260,218
Provision for doubtful accounts	—
Loan portfolio expenses	(173,140)
General and administrative	2,527,356
Depreciation and amortization	516,685

Total costs and operating expenses	4,552,375

Income (loss) from operations	(2,240,466)
Interest expense	727,967
Restructuring costs	246,539
Realized (gain) on available-for-sale securities	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses:
Loss/(Gain) on Sale of Assets	109,022
Interest (Income)	(17,648)
Professional Services	5,736,692
Extraordinary item	(7,026,301)

Income (loss) before provision for taxes	(2,016,737)
Provision for income taxes	—

Net income (loss)	$(2,016,737)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Sunterra Corporation 00-5-6931-JS
Inflows:
Interest Income on D.I.P.	$17,793
Deposit/Collection
Encore	14,646
Escapes	2,873
Rental Income	398,771
Tour Sales	82,984
Closing Costs	2,174
Operating Refunds	(17,081)
Golf Course Revenues	210,814
Escrow Funds	1,041,114
Sunterra’s Collections on Mortgages Receivable	4,723,460
Employee Payroll Deduction Reimbursement	42,934
Non-Debtor Reimbursements	263,458

Subtotal-Deposit/Collection Inflows	6,783,938
Other
Asset Sales	—
Other	711,584

Total Cash Inflows	7,495,522
Outflows:
Operating-Corporate	3,026,165
Operating-Resorts	503,693
Payroll-Corporate	548,901
Payroll-Resorts(S&W)	172,129
Commissions-Post	126,040
HOA Subsidies & Maintenance Fees	584,220
Health Claims	472,735
Insurance—Coverage Premiums	1,063,186
IT Equipment Lease	130,378
Professional Fees	2,662,506
DIP Financing Fees	3,363,116
Exit Financing Fees	4,500,000
Restricted Cash Transfers	(5,257,593)

Total Cash Outflows	11,895,477
Capital Expenditures & Maintenance
Construction	776,961
Interest
Interest Expense on D.I.P.	959,732
Other
LSI/FNB Loan Repayment	15,230,982
Other	—

Total Cash Outflows	$28,863,152

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	AKGI St. Maarten, NV 00-5-6933-JS
ASSETS:
Cash and cash equivalents	$3,140,056
Cash in escrow and restricted cash	647,669
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	56,293,082
Due from related parties	(448,815)
Other receivables, net	3,093,095
Prepaid expenses and other assets	1,730,884
Investment in joint ventures	—
Real estate and development costs	411,468
Property and equipment, net	14,641,832
Intangible assets, net	—

$79,509,271

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	3,033,402
Notes payable subject to compromise	—
Accounts payable not subject to compromise	259,740
Accrued liabilities	81,018,413
Notes payable not subject to compromise	—
Deferred income taxes	—

84,311,555
Stockholders’ equity	(4,802,284)

Total liabilities and equity	$79,509,271

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	AKGI St. Maarten, NV 00-5-6933-JS
Revenues:
Vacation interests sales	$146,133
Interest income	—
Other income (loss)	89,723

Total revenues	235,856

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	316,553
Provision for doubtful accounts	—
Loan portfolio expenses	9,057
General and administrative	187,716
Depreciation and amortization	3,271

Total costs and operating expenses	516,597

Income (loss) from operations	(280,741)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(280,741)
Provision for income taxes	—

Net income (loss)	$(280,741)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	AKGI St. Maarten, NV 00-5-6933-JS
Inflows:
Deposit/Collection
Encore	$4,348
Operating Refunds	—

Subtotal-Deposit/Collection Inflows	4,348
Other
Other	—

Total Cash Inflows	4,348
Outflows:
Operating-Resorts	—
HOA Subsidies & Maintenance Fees	—
Capital Expenditures & Maintenance
Construction	450,123
Hurricane Repairs	—

Total Cash Outflows	$450,123

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	All Seasons Properties, Inc. 00-5-6934-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	—
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	—
Intangible assets, net	—

$—

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	—
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

Stockholders’ equity	—

Total liabilities and equity	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	All Seasons Properties, Inc. 00-5-6934-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—

Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	All Seasons Properties, Inc. 00-5-6934-JS
No cash flow for this entity.

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	All Seasons Resorts, Inc. (AZ) 00-5-6936-JS
ASSETS:
Cash and cash equivalents	$283,875
Cash in escrow and restricted cash	1,436,618
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	60,081,214
Due from related parties	61,806
Other receivables, net	372,194
Prepaid expenses and other assets	815,369
Investment in joint ventures	—
Real estate and development costs	21,574,614
Property and equipment, net	637,133
Intangible assets, net	—

$85,262,823

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	1,377,079
Notes payable subject to compromise	84,548
Accounts payable not subject to compromise	833,317
Accrued liabilities	2,023,390
Notes payable not subject to compromise	—
Deferred income taxes	—

4,318,334
Stockholders’ equity	80,944,489

Total liabilities and equity	$85,262,823

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	All Seasons Resorts, Inc. (AZ) 00-5-6936-JS
Revenues:
Vacation interests sales	$2,911,393
Interest income	(474)
Other income (loss)	92,215

Total revenues	3,003,134

Costs and operating expenses:
Vacation interests cost of sales	771,550
Advertising, sales and marketing	1,750,827
Provision for doubtful accounts	(133)
Loan portfolio expenses	72,824
General and administrative	226,394
Depreciation and amortization	18,353

Total costs and operating expenses	2,839,815

Income (loss) from operations	163,319
Interest expense	(11,789)
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	175,108
Provision for income taxes	—

Net income (loss)	$175,108

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002
Legal entity Bankruptcy filing number	All Seasons Resorts, Inc. (AZ) 00-5-6936-JS
Inflows:
Deposit/Collection
Encore	$1,493
Escapes	49,267
Rental Income	1,000
Tour Sales	247,280
Operating Refunds	(2,594)
Escrow Funds	407,876

Subtotal-Deposit/Collection Inflows	704,324
Other
Asset Sales	—

Total Cash Inflows	704,324

Outflows:
Operating-Resorts	776,661
Payroll-Resorts(S&W)	696,000
Commissions-Post	506,237
HOA Subsidies & Maintenance Fees	—
Property Taxes	—

1,978,899
Capital Expenditures & Maintenance
Construction	106,110

Total Cash Outflows	$2,085,009

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	All Seasons Resorts, Inc. (TX) 00-5-6937-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	2,268
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(4,256,303)
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	416,464
Property and equipment, net	—
Intangible assets, net	—

$(3,837,571)

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	112,266
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	2,266
Notes payable not subject to compromise	—
Deferred income taxes	—

114,532
Stockholders’ equity	(3,952,103)

Total liabilities and equity	$(3,837,571)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	All Seasons Resorts, Inc. (TX) 00-5-6937-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	47
Depreciation and amortization	—

Total costs and operating expenses	47

Income (loss) from operations	(47)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(47)
Provision for income taxes	—

Net income (loss)	$(47)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	All Seasons Resorts, Inc. (TX) 00-5-6937-JS
Inflows:
Deposit/Collection
Encore	$—
Operating Refunds	—

Subtotal-Deposit/Collection Inflows	—
Other
Asset Sales	—

Total Cash Inflows	—

Outflows:
Operating-Resorts	—
HOA Subsidies & Maintenance Fees	—

Total Cash Outflows	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Grand Beach Resort, LP 00-5-6945-JS
ASSETS:
Cash and cash equivalents	$1,276
Cash in escrow and restricted cash	928,098
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(13,423,708)
Due from related parties	(57,273)
Other receivables, net	48,282
Prepaid expenses and other assets	228,331
Investment in joint ventures	—
Real estate and development costs	18,478,178
Property and equipment, net	366,625
Intangible assets, net	—

$6,569,809

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	986,080
Notes payable subject to compromise	—
Accounts payable not subject to compromise	505,434
Accrued liabilities	3,845,104
Notes payable not subject to compromise	—
Deferred income taxes	—

5,336,618
Stockholders’ equity	1,233,191

Total liabilities and equity	$6,569,809

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Grand Beach Resort, LP 00-5-6945-JS
Revenues:
Vacation interests sales	$784,908
Interest income	—
Other income (loss)	37,773

Total revenues	822,681

Costs and operating expenses:
Vacation interests cost of sales	162,116
Advertising, sales and marketing	888,341
Provision for doubtful accounts	—
Loan portfolio expenses	18,411
General and administrative	120,969
Depreciation and amortization	10,876

Total costs and operating expenses	1,200,713

Income (loss) from operations	(378,032)

Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(378,032)

Provision for income taxes	—

Net income (loss)	$(378,032)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Grand Beach Resort, LP 00-5-6945-JS
Inflows:

Deposit/Collection
Encore	$664
Escapes	17,605
Tour Sales	106,151
Closing Costs	7,435
Operating Refunds	(4,747)
Escrow Funds	247,889
Employee Payroll Deduction Reimbursement	10,701

Subtotal-Deposit/Collection Inflows	385,699

Other
Asset Sales	—

Total Cash Inflows	385,699

Outflows:
Operating-Resorts	436,290
Payroll-Resorts(S&W)	196,670
Commissions-Post	101,438
HOA Subsidies & Maintenance Fees	109,599
Property Taxes	—

Total Cash Outflows	$843,997

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Greensprings Associates 00-5-6946-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	297,893
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	35,924,689
Due from related parties	144,370
Other receivables, net	17,985
Prepaid expenses and other assets	151,805
Investment in joint ventures	—
Real estate and development costs	7,734,491
Property and equipment, net	1,439,497
Intangible assets, net	—

$45,710,730

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	242,913
Notes payable subject to compromise	—
Accounts payable not subject to compromise	2,483
Accrued liabilities	305,403
Notes payable not subject to compromise	—
Deferred income taxes	—

550,799
Stockholders’ equity	45,159,931

Total liabilities and equity	$45,710,730

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Greensprings Associates 00-5-6946-JS
Revenues:
Vacation interests sales	$1,812,283
Interest income	—
Other income (loss)	4,855

Total revenues	1,817,138

Costs and operating expenses:
Vacation interests cost of sales	485,802
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	39,130
General and administrative	80,370
Depreciation and amortization	7,455

Total costs and operating expenses	612,757

Income (loss) from operations	1,204,381
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	1,204,381
Provision for income taxes	—

Net income (loss)	$1,204,381

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Greensprings Associates 00-5-6946-JS
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Greensprings Plantation Resorts, Inc. 00-5-6947-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	—
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	—
Intangible assets, net	—

$—

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	—
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

Stockholders’ equity	—

Total liabilities and equity	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Greensprings Plantation Resorts, Inc. 00-5-6947-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Greensprings Plantation Resorts, Inc. 00-5-6947-JS
No cash flow for this entity.

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Harich Tahoe Development 00-5-6948-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	1,893,021
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	986
Investment in joint ventures	—
Real estate and development costs	10,744
Property and equipment, net	—
Intangible assets, net	—

$1,904,751

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	23,378
Notes payable subject to compromise	1,154,643
Accounts payable not subject to compromise	—
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

1,178,021
Stockholders’ equity	726,730

Total liabilities and equity	$1,904,751

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Harich Tahoe Development 00-5-6948-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Harich Tahoe Development 00-5-6948-JS
Inflows:
Deposit/Collection
Encore	$—

Subtotal-Deposit/Collection Inflows	—
Other
Asset Sales	—
Total Cash Inflows	—

Outflows:
Operating-Resorts	—

Total Cash Outflows	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Lake Tahoe Resort Partners, LLC 00-5-6952-JS
ASSETS:
Cash and cash equivalents	$88,441
Cash in escrow and restricted cash	321,679
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(27,581,060)
Due from related parties	—
Other receivables, net	1,784,034
Prepaid expenses and other assets	686,813
Investment in joint ventures	—
Real estate and development costs	38,045,986
Property and equipment, net	38,280
Intangible assets, net	—

$13,384,173

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	2,775,920
Notes payable subject to compromise	—
Accounts payable not subject to compromise	1,971,820
Accrued liabilities	1,554,664
Notes payable not subject to compromise	—
Deferred income taxes	—

6,302,404
Stockholders’ equity	7,081,769

Total liabilities and equity	$13,384,173

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Lake Tahoe Resort Partners, LLC 00-5-6952-JS
Revenues:
Vacation interests sales	$1,160,561
Interest income	—
Other income (loss)	257,700

Total revenues	1,418,261

Costs and operating expenses:
Vacation interests cost of sales	466,550
Advertising, sales and marketing	501,865
Provision for doubtful accounts	—
Loan portfolio expenses	17,656
General and administrative	212,026
Depreciation and amortization	4,631

Total costs and operating expenses	1,202,728

Income (loss) from operations	215,533
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	215,533
Provision for income taxes	—

Net income (loss)	$215,533

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Lake Tahoe Resort Partners, LLC 00-5-6952-JS
Inflows:
Deposit/Collection
Encore	$7,850
Escrow Funds	465,166

Subtotal-Deposit/Collection Inflows	473,016

Other
Other	—

Total Cash Inflows	473,016

Outflows:
Operating-Resorts	219,254
Payroll-Resorts(S&W)	162,000
Commissions-Post	305,325
Property Taxes	—

Total Cash Outflows	$686,579

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	MMG Development Corp. 00-5-6954-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	380,022
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(17,752,160)
Due from related parties	151,499
Other receivables, net	27,838
Prepaid expenses and other assets	66,440
Investment in joint ventures	—
Real estate and development costs	8,215,789
Property and equipment, net	4,402,687
Intangible assets, net	—

$(4,507,885)

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	1,126,190
Notes payable subject to compromise	—
Accounts payable not subject to compromise	252,530
Accrued liabilities	383,430
Notes payable not subject to compromise	—
Deferred income taxes	—

1,762,150
Stockholders’ equity	(6,270,035)

Total liabilities and equity	$(4,507,885)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	MMG Development Corp. 00-5-6954-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	(73)
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	59,678
Depreciation and amortization	—

Total costs and operating expenses	59,605

Income (loss) from operations	(59,605)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(59,605)
Provision for income taxes	—

Net income (loss)	$(59,605)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	MMG Development Corp. 00-5-6954-JS
Inflows:
Deposit/Collection
Encore	$729
Tour Sales	(119)
Operating Refunds	(37)
Escrow Funds	4,572
Employee Payroll Deduction Reimbursement	5,571

Subtotal-Deposit/Collection Inflows	10,716
Other
Asset Sales	—

Total Cash Inflows	10,716

Outflows:
Operating-Resorts	9,712
Payroll-Resorts(S&W)	126,048
HOA Subsidies & Maintenance Fees	139,295
Property Taxes	—

Total Cash Outflows	$275,055

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Port Royal Resort, L.P. 00-5-6957-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	4,323
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(373,017)
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	97,805
Investment in joint ventures	—
Real estate and development costs	1,259,126
Property and equipment, net	128,231
Intangible assets, net	—

$1,116,468

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	167,345
Notes payable subject to compromise	—
Accounts payable not subject to compromise	1,961
Accrued liabilities	6,212
Notes payable not subject to compromise	—
Deferred income taxes	—

175,518
Stockholders’ equity	940,950

Total liabilities and equity	$1,116,468

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Port Royal Resort, L.P 00-5-6957-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	19,561
Depreciation and amortization	—

Total costs and operating expenses	19,561

Income (loss) from operations	(19,561)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(19,561)
Provision for income taxes	—

Net income (loss)	$(19,561)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Port Royal Resort, L.P 00-5-6957-JS
Inflows:
Deposit/Collection
Operating Refunds	$(25)
Escrow Funds	—

Subtotal-Deposit/Collection Inflows	(25)
Other
Asset Sales	—

Total Cash Inflows	(25)

Outflows:
Operating-Resorts	—

Total Cash Outflows	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Powhatan Associates 00-5-6958-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	582,929
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	26,288,819
Due from related parties	144,436
Other receivables, net	8,380
Prepaid expenses and other assets	193,678
Investment in joint ventures	—
Real estate and development costs	5,741,483
Property and equipment, net	8,529
Intangible assets, net	—

$32,968,254

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	194,294
Notes payable subject to compromise	—
Accounts payable not subject to compromise	7,420
Accrued liabilities	565,942
Notes payable not subject to compromise	—
Deferred income taxes	—

767,656
Stockholders’ equity	32,200,598

Total liabilities and equity	$32,968,254

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Powhatan Associates 00-5-6958-JS
Revenues:
Vacation interests sales	$844,921
Interest income	(207)
Other income (loss)	20,846

Total revenues	865,560

Costs and operating expenses:
Vacation interests cost of sales	194,687
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	17,418
General and administrative	94,808
Depreciation and amortization	775

Total costs and operating expenses	307,688

Income (loss) from operations	557,872
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	557,872
Provision for income taxes	—

Net income (loss)	$557,872

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Powhatan Associates 00-5-6958-JS
Inflows:
Deposit/Collection
Encore	$2,183
Escapes	41,854
Rental Income	24,749
Tour Sales	120,077
Operating Refunds	2,735
Escrow Funds	494,359
Employee Payroll Deduction Reimbursement	27,808

Subtotal-Deposit/Collection Inflows	713,765
Other
Asset Sales	—

Total Cash Inflows	713,765

Outflows:
Operating-Resorts	358,982
Payroll-Resorts(S&W)	718,573
Commissions-Post	3,745
HOA Subsidies & Maintenance Fees	166,370

Total Cash Outflows	$1,247,669

Includes Powhatan Associates (00-5-6958-JS) and Greensprings Associates (00-5-6946-JS)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Resort Marketing Internat’l, Inc. 00-5-6961-JS
ASSETS:
Cash and cash equivalents	$160,324
Cash in escrow and restricted cash	254,000
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(15,647,637)
Due from related parties	(1,013)
Other receivables, net	125,278
Prepaid expenses and other assets	630,100
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	325,740
Intangible assets, net	—

$(14,153,208)

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	3,228,549
Notes payable subject to compromise	—
Accounts payable not subject to compromise	359,757
Accrued liabilities	971,912
Notes payable not subject to compromise	—
Deferred income taxes	—

4,560,218
Stockholders’ equity	(18,713,426)

Total liabilities and equity	$(14,153,208)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Resort Marketing Internat’l,Inc 00-5-6961-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	72,315

Total revenues	72,315

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	1,114,256
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	(76,974)
Depreciation and amortization	(941)

Total costs and operating expenses	1,036,341

Income (loss) from operations	(964,026)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(964,026)
Provision for income taxes	—

Net income (loss)	$(964,026)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Resort Marketing Internat’l, Inc. 00-5-6961-JS
Inflows:
Deposit/Collection
Operating Refunds	$—
Employee Payroll Deduction Reimbursement	24,671

Subtotal-Deposit/Collection Inflows	24,671
Other
Asset Sales	—

Total Cash Inflows	24,671

Outflows:
Operating-Premier	7,767
Operating-Carlsbad	7,698
Operating-Resorts	12,030
Payroll-Premier	302,795
Payroll-Carlsbad	19,892
Commissions-Post	19,761

Total Cash Outflows	$369,943

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Ridge Point Limited Partnership 00-5-6962-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	14,820
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(1,370,139)
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	87,965
Investment in joint ventures	—
Real estate and development costs	1,434,839
Property and equipment, net	—
Intangible assets, net	—

$167,485

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	—
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	133,443
Notes payable not subject to compromise	—
Deferred income taxes	—

133,443
Stockholders’ equity	34,042

Total liabilities and equity	$167,485

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Ridge Point Limited Partnership 00-5-6962-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	17,950
Depreciation and amortization	—

Total costs and operating expenses	17,950

Income (loss) from operations	(17,950)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(17,950)
Provision for income taxes	—

Net income (loss)	$(17,950)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Ridge Point Limited Partnership 00-5-6962-JS
Inflows:
Deposit/Collection
Operating Refunds	$300
Escrow Funds	120,939

Subtotal-Deposit/Collection Inflows	121,239
Other
Asset Sales	—

Total Cash Inflows	121,239

Outflows:
Operating-Resorts	—

Total Cash Outflows	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	RKG, Inc. 00-5-6964-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	—
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	—
Intangible assets, net	—

$—

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	—
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

Stockholders’ equity	—

Total liabilities and equity	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	RKG, Inc. 00-5-6964-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	RKG, Inc. 00-5-6964-JS
No cash flow for this entity.

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Sunterra Financial Services, Inc. 00-5-6965-JS
ASSETS:
Cash and cash equivalents	$ 717,296
Cash in escrow and restricted cash	4,981,567
Mortgages receivable, net	152,528,526
Retained interests	16,789,660
Intercompany receivable	(322,950,561)
Due from related parties	(395,233)
Other receivables, net	1,255,362
Prepaid expenses and other assets	10,310,511
Investment in joint ventures	—
Real estate and development costs	25,383
Property and equipment, net	374,706
Intangible assets, net	—

$(136,362,783)

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	125,552
Notes payable subject to compromise	11,046,998
Accounts payable not subject to compromise	(860,798)
Accrued liabilities	4,535,926
Notes payable not subject to compromise	18,089,989
Deferred income taxes	—

32,937,667
Stockholders’ equity	(169,300,450)

Total liabilities and equity	$(136,362,783)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Sunterra Financial Services, Inc. 00-5-6965-JS
Revenues:
Vacation interests sales	$—
Interest income	2,064,654
Other income (loss)	421,053

Total revenues	2,485,707

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	503,323
Loan portfolio expenses	1,112,690
General and administrative	13,068
Depreciation and amortization	13,442

Total costs and operating expenses	1,642,523

Income (loss) from operations	843,184
Interest expense	295,005
Restructuring costs	(1,144)
Realized (gain) on available-for-sale securities	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	549,323
Provision for income taxes	—

Net income (loss)	$549,323

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Sunterra Financial Services, Inc. 00-5-6965-JS
Inflows:
Deposit/Collection
Operating Refunds	$—
Sunterra Finance Servicing Fee Income	82,640
Employee Payroll Deduction Reimbursement	24,994

Subtotal-Deposit/Collection Inflows	107,633
Other
Asset Sales	—

Total Cash Inflows	107,633

Outflows:
Operating-Sunterra Finance	738,966
Payroll-Sunterra Finance	377,980
Workers’ Comp./GL Premiums	85
Insurance—Coverage Premiums	708

Total Cash Outflows	$1,117,738

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Sunterra St. Croix, Inc. 00-5-6966-JS
ASSETS:
Cash and cash equivalents	$158,450
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	(13,964,963)
Due from related parties	(179,558)
Other receivables, net	217,850
Prepaid expenses and other assets	724,110
Investment in joint ventures	—
Real estate and development costs	6,709,086
Property and equipment, net	4,780,358
Intangible assets, net	—

$(1,554,667)

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	757,386
Notes payable subject to compromise	6,375
Accounts payable not subject to compromise	322,030
Accrued liabilities	601,132
Notes payable not subject to compromise	—
Deferred income taxes	—

1,686,923
Stockholders’ equity	(3,241,590)

Total liabilities and equity	$(1,554,667)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Sunterra St. Croix, Inc. 00-5-6966-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	208,510

Total revenues	208,510

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	1,953
Loan portfolio expenses	—
General and administrative	389,534
Depreciation and amortization	44,283

Total costs and operating expenses	435,770

Income (loss) from operations	(227,260)
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	(227,260)
Provision for income taxes	—

Net income (loss)	$(227,260)

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Sunterra St. Croix, Inc. 00-5-6966-JS
Inflows:
Deposit/Collection
Escrow Funds	$—
Employee Payroll Deduction Reimbursement	7,314

Subtotal-Deposit/Collection Inflows	7,314
Other
Asset Sales	—

Total Cash Inflows	7,314

Outflows:
HOA Subsidies & Maintenance Fees	143,075

Total Cash Outflows	$143,075

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Williamsburg Vacations, Inc. 00-5-6967-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	—
Due from related parties	—
Other receivables, net	—
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	—
Intangible assets, net	—

$—

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	—
Notes payable subject to compromise	—
Accounts payable not subject to compromise	—
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

Stockholders’ equity	—

Total liabilities and equity	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Williamsburg Vacations, Inc. 00-5-6967-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Williamsburg Vacations, Inc. 00-5-6967-JS
No cash flow for this entity.

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

BALANCE SHEET
July 31, 2002

Legal entity Bankruptcy filing number	Design Internationale- RMI, Inc. 00-5-8313-JS
ASSETS:
Cash and cash equivalents	$—
Cash in escrow and restricted cash	—
Mortgages receivable, net	—
Retained interests	—
Intercompany receivable	3,082,831
Due from related parties	—
Other receivables, net	181,343
Prepaid expenses and other assets	—
Investment in joint ventures	—
Real estate and development costs	—
Property and equipment, net	—
Intangible assets, net	—

$3,264,174

LIABILITIES AND EQUITY:
Accounts payable subject to compromise	1,533,458
Notes payable subject to compromise	—
Accounts payable not subject to compromise	108
Accrued liabilities	—
Notes payable not subject to compromise	—
Deferred income taxes	—

1,533,566
Stockholders’ equity	1,730,608

Total liabilities and equity	$3,264,174

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

INCOME STATEMENT
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Design Internationale- RMI, Inc. 00-5-8313-JS
Revenues:
Vacation interests sales	$—
Interest income	—
Other income (loss)	—

Total revenues	—

Costs and operating expenses:
Vacation interests cost of sales	—
Advertising, sales and marketing	—
Provision for doubtful accounts	—
Loan portfolio expenses	—
General and administrative	—
Depreciation and amortization	—

Total costs and operating expenses	—

Income (loss) from operations	—
Interest expense	—
Equity (gain) on investment in joint ventures	—
Bankruptcy expenses	—

Income (loss) before provision for taxes	—
Provision for income taxes	—

Net income (loss)	$—

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF MARYLAND

OFFICE OF THE UNITED STATES TRUSTEE

IN RE: SUNTERRA CORPORATION, ET. AL., DEBTORS

CASH INFLOWS AND OUTFLOWS
For the Month Ended July 31, 2002

Legal entity Bankruptcy filing number	Design Internationale- RMI, Inc. 00-5-8313-JS
Inflows:
Deposit/Collection
Operating Refunds	$—

Subtotal-Deposit/Collection Inflows	—
Other
Asset Sales	—

Total Cash Inflows	—

Outflows:
Operating-Resorts	—

Total Cash Outflows	$—